UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2008

Health Grades, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22019	62-1623449
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Golden Ridge Road, Suite 100 Golden, Colorado	80401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 716-0041

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On June 5, 2008, Health Grades, Inc. (“HealthGrades” or the “Company”) issued a press release regarding an agreement with Fresenius Medical Care North America (FMCNA). A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

HealthGrades expects revenue from the two-year agreement with FMCNA will be approximately $2 million annually. HealthGrades does not expect the agreement with FMCNA to impact its previous guidance for 2008 of ratings and advisory revenue and operating margin. HealthGrades’ management reaffirms its guidance of ratings and advisory revenue of between $41 million and $46 million for 2008 and an operating margin of between 17% and 21%.

This Form 8-K contains forward-looking statements, including without limitation statements relating to the Company’s expected revenue from the FMCNA agreement and forecasted ratings and advisory revenue and operating margin in 2008. Actual results may differ materially from those described in such forward-looking statements due to several factors, including without limitation, significant variance in expected sales across the Company’s product areas, slower than expected adoption of some of the Company’s newer product areas such as advertising/sponsorship sales, the Company’s inability to continue increasing sales of its licensing agreements, a decline in anticipated contract retention rates, the Company’s inability to enter into meaningful contractual arrangements and to successfully expand certain lines of business and other factors described in the Company’s filings with the Securities and Exchange Commission, especially the section entitled “Risk Factors” in its 2007 Annual Report on Form 10-K. The Company does not undertake to update its forward-looking statements.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

The following exhibit is being furnished with this report

Exhibit No.	Description
99.1	Press Release June 5, 2008 HealthGrades, Fresenius Medical Care, Sign Agreement to Sponsor Nephrologist-Quality Reports For Patients

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH GRADES, INC.
(Registrant)

By: /s/ALLEN DODGE
        Allen Dodge
        Executive Vice President
       and Chief Financial Officer

Dated: June 5, 2008

Exhibit Index

Exhibit No.	Description
99.1	Press Release June 5, 2008 HealthGrades, Fresenius Medical Care, Sign Agreement to Sponsor Nephrologist-Quality Reports For Patients